SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 29, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-8623                     11-2400145
(State of incorporation)      (Commission File No.)            (IRS Employer
                                                            Identification No.)


                               486 Amherst Street
                           Nashua, New Hampshire 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400






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Item 5. Other Events and Required FD Disclosure.

     On September 29, 2003, we issued two press releases announcing that (a) we had completed a private placement of common stock, raising $4.75 million in gross proceeds and (b) we had named Jeffrey P. Lucas as our Chief Financial Officer. A copy of the press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:


    Exhibit No.     Description
    -----------     -----------
        99.1        Press  Release dated  September 29, 2003 (private  placement completed)

        99.2        Press Release dated September 29, 2003 (Jeffrey Lucas named
                    CFO)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Robotic Vision Systems, Inc.



Date:  September 30, 2003            By:      /s/ Pat V. Costa
                                          ------------------------
                                          Pat V. Costa
                                          Chairman and Chief Executive Officer